UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 30, 2021

AURORA ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-40143	98-1628701
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

20 North Audley Street London W1K 6LX United Kingdom
(Address of principal executive offices)	(Zip Code)

+44 (0)20 3931 9785

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A ordinary share and one-quarter of one redeemable warrant	AURCU	The Nasdaq Stock Market LLC
Class A ordinary share, par value $0.0001 per share	AURC	The Nasdaq Stock Market LLC
Redeemable warrants included as part of the units, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50	AURCW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry Into A Material Definitive Agreement.

Explanatory Note

As previously reported in the Current Report on Form 8-K filed by Aurora Acquisition Corp., a Cayman Island exempted company (“Aurora”), with the Securities and Exchange Commission (the “SEC”) on May 14, 2021, Aurora, on May 10, 2021, entered into an Agreement and Plan of Merger (the “Merger Agreement”), by and among Aurora, Aurora Merger Sub I, Inc., a Delaware corporation and a direct wholly owned subsidiary of Aurora (“Merger Sub”), and Better HoldCo, Inc., a Delaware corporation (“Better”), relating to, among other things, (i) each of the mergers of (x) Merger Sub, with and into Better, with Better surviving the merger as a wholly owned subsidiary of Aurora (the “First Merger”), and (y) Better with and into Aurora with Aurora, surviving the merger (together with the First Merger, the “Mergers” or “Business Combination”), and (ii) as a condition to the effectiveness of the Mergers, the proposal of Aurora to change its jurisdiction of incorporation by deregistering as an exempted company in the Cayman Islands and domesticating as a Delaware corporation pursuant to Section 388 of the General Corporation Law of the State of Delaware (the “Domestication”), subject to the approval thereof by the shareholders of Aurora.

As previously reported in the Current Report on Form 8-K filed by Aurora, with the SEC on October 29, 2021, Aurora, on October 27, 2021, entered into Amendment No. 1 (the “Amendment No. 1”) to the Merger Agreement, by and among Aurora, Merger Sub and Better. Amendment No. 1, to, among other things, (i) eliminate the reference to a letter of transmittal in the exchange procedures provisions of the Merger Agreement and (ii) amend the proposed form of Certificate of Incorporation of Better Home & Finance Holding Company to include the lock-up provision applicable to stockholders that beneficially owned greater than 1% of Better capital stock as of the execution date of the Merger Agreement that was previously contemplated to be included in a letter of transmittal.

On November 9, 2021, Aurora entered into Amendment No. 2 (the “Amendment No. 2”) to the Merger Agreement, by and among, Aurora, Merger Sub and Better. Amendment No. 2 includes a further amendment to the proposed form of Certificate of Incorporation of Better Home & Finance Holding Company to eliminate the lock-up provision that was applicable to stockholders that beneficially owned greater than 1% of Better capital stock as of the execution date of the Merger Agreement that have not already signed the Better Holder Support Agreement (as defined in the Merger Agreement).

Amendment No. 3 to the Merger Agreement

On November 30, 2021, Aurora, Merger Sub and Better entered into Amendment No. 3 (the “Amendment No. 3”) to the Merger Agreement, pursuant to which the parties (i) adjusted the mix of consideration to be received by stockholders of Better, such that 100% of such consideration will be shares of capital stock of Aurora and removed the $950 million of cash consideration previously payable to such holders, such that the only cash consideration payable to such holders at the closing will be cash in lieu of fractional shares, (ii) extended the outside date pursuant to which the parties may elect to terminate the Merger Agreement in accordance with its terms from February 12, 2022 to September 30, 2022 (subject to extensions relating to specified regulatory approvals), and (iii) provided for certain additional amendments consistent with the foregoing changes and changes contemplated by the other amendment documents described below, including the Bridge Note Purchase Agreement (as defined below), convertible notes and amendments to the Subscription Agreement (as defined below) and Novator Subscription Agreement (as defined below), and termination of the Redemption Subscription Agreement (as defined below). Better also acknowledged that the funding contemplated by the Bridge Note Purchase Agreement, the amendments otherwise contemplated by the other amendment documents and the entry into definitive documents for the post-closing convertible notes, the Minimum Available Cash Condition (as defined in the Merger Agreement) set forth in Section 9.3(c) of the Merger Agreement shall be deemed satisfied.

The foregoing description of Amendment No. 3 does not purport to be complete and is subject to, and qualified in its entirety by the terms and conditions of Amendment No. 3, a copy of which is filed as Exhibit 2.1, to this Current Report on Form 8-K (this “Current Report”), and incorporated herein by reference.

Bridge Note Purchase Agreement

On November 30, 2021, Aurora entered into a convertible bridge note purchase agreement (the “Bridge Note Purchase Agreement”) with Better and the persons and entities named therein (the “Purchasers”). Under the Bridge Note Purchase Agreement, Better will issue up to $750,000,000 of bridge notes that convert to shares of Class A common stock of Aurora in connection with the closing of the Business Combination, with SB Northstar LP and Novator Capital Sponsor Ltd., as Purchasers, purchasing $650 million and $100 million respectively, of such convertible bridge notes.

The foregoing description of the Bridge Note Purchase Agreement does not purport to be complete and is subject to, and qualified in its entirety by the terms and conditions of the Bridge Note Purchase Agreement, a copy of which is filed as Exhibit 10.1, to this Current Report, and incorporated herein by reference.

Amendment to PIPE Subscription Agreement

As previously reported in the Current Report on Form 8-K filed by Aurora with the SEC on May 14, 2021, Aurora previously entered into a subscription agreement (the “PIPE Subscription Agreement”), dated as of May 10, 2021, with SB Northstar LP (“Subscriber”), pursuant to which, among other things, Subscriber agrees to subscribe for and purchase a number of shares of Class A common stock and Class C common stock with a combined aggregate value at the per share price of $10.00 equal to $1,500,000,000, subject to adjustment as further described therein.

On November 30, 2021, Aurora entered into an amendment of the PIPE Subscription Agreement (the “PIPE Subscription Agreement Amendment”) with Subscriber and Better whereby (i) Subscriber’s equity subscription commitment was reduced from $1,500,000,000 to $750,000,000 (less the amounts subscribed by other investors, the Sponsor’s subscription commitment amount, and the amount of any bridge notes funded by Subscriber), (ii) Subscriber will have a new note commitment to fund $750,000,000 in convertible notes (less the amount of convertible notes funded by Sponsor (see below) and less any cash received by Aurora at the closing of the Business Combination from its trust account) and (iii) if state regulators or government-sponsored enterprises reject the transactions directly as a result of the new convertible note commitment, or if state regulators or government-sponsored enterprises do not approve the incurrence of debt represented by the convertible notes, then there will be no convertible note commitment and Subscriber’s aggregate common stock subscription commitment will be amended to $1,250,000,000.

In connection with entry into the PIPE Subscription Agreement Amendment and the other amended documents described in this Form 8-K, Vishal Garg, Better’s Founder, CEO and Director, has agreed to enter into, subject to definitive documentation evidencing the post-closing convertible notes, a side letter with Subscriber pursuant to which (i) Mr. Garg agreed to use reasonable best efforts to assist the Subscriber in arranging alternative financing or syndicating its position in the post-closing convertible notes, (ii) Mr. Garg agreed to indemnify Subscriber for certain of its losses realized on the post-closing convertible notes and (iii) Subscriber agreed to pay over to Mr. Garg certain gains realized on the post-closing convertible notes, in each case of (i) through (iii), only in his personal capacity.

The foregoing description of the PIPE Subscription Agreement Amendment does not purport to be complete and is subject to, and qualified in its entirety by the terms and conditions of the PIPE Subscription Agreement Amendment, a copy of which is filed as Exhibit 10.2, to this Current Report, and incorporated herein by reference.

Amendment to Novator Subscription Agreement

As previously reported in the Current Report on Form 8-K filed by Aurora with the SEC on May 14, 2021, Aurora entered into a subscription agreement (the “Novator Subscription Agreement”), dated as of May 10, 2021, with Novator Capital Sponsor Ltd. (the “Sponsor”) and BB Trustees SA, as trustee of the Future Holdings Trust (the “Sponsor Guarantor”), pursuant to which, among other things, the Sponsor agrees to subscribe for and purchase a number of shares of Class A common stock with an aggregate value equal to $200,000,000 at the per share purchase price of $10.00 for each share of the Class A common stock.

On November 30, 2021, Aurora entered into an Amendment No. 1 to the Novator Subscription Agreement (the “Novator Subscription Agreement Amendment”) by and among Aurora, Sponsor, Sponsor Guarantor and Better pursuant to which, among other things, Sponsor agrees to purchase $100,000,000 of convertible promissory notes, convertible into shares of Class A common stock and any other terms mutually agreed by the Aurora, Better and Sponsor, minus (i) such amount of cash received by Aurora at the closing of the Business Combination from its trust account that is attributable to investments in Aurora made by investors in Sponsor or in funds affiliated with or related to Sponsor or such investors and (ii) 13.33% of cash received by Aurora at the closing of the Business Combination from its trust account. In addition, if state regulators or government-sponsored enterprises reject the transactions directly as a result of the new convertible note commitment, or if state regulators or government-sponsored enterprises do not approve the incurrence of debt represented by the convertible notes, then there will be no convertible note commitment and Sponsor’s aggregate equity subscription commitment will be amended to $166,666,666.67, less the amounts noted in clauses (i) and (ii) above.

The foregoing description of the Novator Subscription Agreement Amendment does not purport to be complete and is subject to, and qualified in its entirety by the terms and conditions of the Novator Subscription Agreement Amendment, a copy of which is filed as Exhibit 10.3 to this Current Report, and is incorporated herein by reference.

Termination of Redemption Subscription Agreement

As previously reported in the Current Report on Form 8-K filed by Aurora with the SEC on May 14, 2021, Aurora entered into a redemption subscription agreement (the “Redemption Subscription Agreement”), dated as of May 10, 2021, with Sponsor (“Backstop Subscriber”) and BB Trustees SA (“Sponsor Guarantor”), as trustee of the Future Holdings Trust, an indirect parent of Backstop Subscriber, as guarantor, pursuant to which, among other things, Backstop Subscriber will be responsible for 100% of the Backstop Purchase (as defined below). The Redemption Subscription Agreement provides that immediately after the deadline for Aurora’s public shareholders to elect to redeem or convert their Class A common stock from funds in the trust account in connection with the closing of the Mergers, Aurora will notify Backstop Subscriber of the number of shares that Aurora’s public shareholders have elected to redeem (the “Shortfall”), and Backstop Subscriber subscribes for and agrees to purchase (the “Backstop Purchase”) from Aurora the number of shares of Class A common stock assigned equal to the Shortfall, at a purchase price equal to $10.00 per share, and Aurora agrees to sell such shares to Backstop Subscriber at such price, subject to Aurora’s right to determine not to consummate such sale if the closing of the Mergers does not occur other than as a result of certain specified circumstances.

On November 30, 2021, Aurora entered into a termination agreement (the “Termination Agreement”) of the Redemption Subscription Agreement, by and among Aurora, Sponsor and Sponsor Guarantor, which eliminates Sponsor’s requirement to backstop any redemptions.

The foregoing description of the Termination Agreement does not purport to be complete and is subject to, and qualified in its entirety by the terms and conditions of the Termination Agreement, a copy of which is filed as Exhibit 10.4 to this Current Report, and incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.

On November 30, 2021, Aurora and Better issued a joint press release announcing the execution of Amendment No. 3 to the Merger Agreement, the Bridge Note Purchase Agreement, Subscription Agreement Amendment, Novator Subscription Agreement Amendment, the Termination Agreement and the transactions contemplated thereby. The press release is attached hereto as Exhibit 99.1 and incorporated herein by reference. Notwithstanding the foregoing, information contained on the websites of Aurora, Better or any of their affiliates referenced in Exhibit 99.1 or linked therein or otherwise connected thereto does not constitute part of nor is it incorporated by reference into this Current Report.

The information in this Item 7.01, including Exhibit 99.1, is furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liabilities under that section, and shall not be deemed to be incorporated by reference into the filings of Aurora under the Securities Act or the Exchange Act, regardless of any general incorporation language in such filings. This Current Report will not be deemed an admission as to the materiality of any of the information in this Item 7.01, including Exhibit 99.1.

Important Information for Investors and Shareholders

This communication relates to a proposed transaction between Aurora and Better. This communication does not constitute an offer to sell or exchange, or the solicitation of an offer to buy or exchange, any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, sale or exchange would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. Aurora has filed with the SEC, a registration statement on Form S-4, which includes a preliminary proxy statement/prospectus in connection with the proposed transaction. A definitive proxy statement/prospectus will be sent to all Aurora shareholders. Aurora also will file other documents regarding the proposed transaction with the SEC. Before making any voting decision, investors and security holders of Aurora are urged to read the registration statement, the proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC in connection with the proposed transaction as they become available because they will contain important information about the proposed transaction. Neither the SEC nor any securities commission or any other U.S. or non-U.S. jurisdiction has approved or disapproved of the Business Combination or information included herein.

Investors and security holders will be able to obtain free copies of the registration statement, the proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC by Aurora through the website maintained by the SEC at www.sec.gov. The documents filed by Aurora with the SEC also may be obtained free of charge at Aurora’s website at https://aurora-acquisition.com/ or upon written request to Aurora Acquisition Corp., 20 North Audley Street, London W1K 6LX, United Kingdom, Attention: Arnaud Massenet, Chief Executive Officer, +44 (0)20 3931 9785.

Participants in the Solicitation

Aurora and its directors and executive officers may be deemed participants in the solicitation of proxies from Aurora’s stockholders with respect to the Business Combination. A list of the names of those directors and executive officers and a description of their interests in Aurora is contained in Aurora’s registration statement on Form S-4, which was initially filed with the SEC on August 3, 2021, and is available free of charge at the SEC’s web site at sec.gov, or by directing a request to Aurora Acquisition Corp., 20 North Audley Street, London W1K 6LX, United Kingdom, Attention: Arnaud Massenet, Chief Executive Officer, +44 (0)20 3931 9785. Better and its directors and executive officers may also be deemed to be participants in the solicitation of proxies from the shareholders of Aurora in connection with the Business combination. A list of the names of such directors and executive officers and information regarding their interests in the Business combination is contained in the registration statement.

Forward-Looking Statements

This Current Report on Form 8-K only speaks at the date hereof and contains, and related discussions may contain, “forward- looking statements” within the meaning of U.S. federal securities laws. These statements include descriptions regarding the intent, belief, estimates, assumptions or current expectations of Aurora, Better or their respective officers with respect to the consolidated results of operations and financial condition, future events and plans of Aurora and Better. These forward-looking statements may be identified by a reference to a future period or by the use of forward-looking terminology. Forward-looking statements are typically identified by words such as “expect”, “believe”, “foresee”, “anticipate”, “intend”, “estimate”, “goal”, “strategy”, “plan”, “target” and “project” or conditional verbs such as “will”, “may”, “should”, “could” or “would” or the negative of these terms, although not all forward-looking statements contain these words. Forward-looking statements by their nature address matters that are, to different degrees, uncertain. Forward-looking statements are not historical facts, and are based upon management’s current expectations, beliefs, estimates and projections, and various assumptions, many of which are inherently uncertain and beyond Aurora’s and Better’s control. Such expectations, beliefs, estimates and projections are expressed in good faith, and management believes there is a reasonable basis for them. However, there can be no assurance that management’s expectations, beliefs, estimates and projections will be achieved, and actual results may differ materially from what is expressed in or indicated by the forward-looking statements. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by an investor as, a guarantee, an assurance, a prediction, or a definitive statement of fact or probability. Better is experiencing significant changes within the mortgage lending and servicing ecosystem which have magnified such uncertainties. In the past, actual results have differed from those suggested by forward-looking statements and this may happen again.

Important factors that could cause actual results to differ materially from those suggested by the forward-looking statements include, but are not limited to, Better’s performance, capabilities, strategy, and outlook; our expectations regarding the sustainability of Better’s rapid growth and its ability to manage its growth effectively; the demand for Better’s solutions and products and services, including the size of Better’s addressable market, market share, and market trends; Better’s ability to operate under and maintain Better’s business model; Better’s ability to develop and protect its brand; our expectations regarding financial performance including Better’s operational and financial targets; our estimates regarding expenses, future revenue, capital requirements and Better’s need for additional financing; the degree of business and financial risk associated with certain of Better’s loans; the high volatility in, or any inaccuracies in the estimates of, the value of Better’s assets; any changes in macro-economic conditions and in U.S. residential real estate market conditions, including changes in prevailing interest rates or monetary policies and the effects of the ongoing COVID-19 pandemic; Better’s expectations regarding the impact of the COVID-19 pandemic on Better’s business including on the volume of consumers refinancing existing loans, Better’s ability to produce loans, liquidity and employees; Better’s competitive position; Better’s ability to improve and expand its information technology and financial infrastructure, security and compliance requirements and operating and administrative systems; Better’s future investments in its technology and operations; Better’s intellectual property position, including its ability to maintain, protect and enhance Better’s intellectual property; the need to hire additional personnel and Better’s ability to attract and retain such personnel; Better’s ability to obtain additional capital and maintain cash flow or obtain adequate financing or financing on terms satisfactory to us; the effects of Better’s existing and future indebtedness on its liquidity and Better’s ability to operate our business; our expectations concerning relationships with third parties; Better’s plans to adopt the secured overnight financing rate (“SOFR”); the impact of laws and regulations and Better’s ability to comply with such laws and regulations including laws and regulations relating to fair lending, real estate brokerage matters, title and settlement services, consumer protection, advertising, tax, title insurance, loan production and servicing activities, data privacy, and anti-corruption; any changes in certain U.S. government-sponsored entities and government agencies, including Fannie Mae, Freddie Mac, Ginnie Mae and the FHA; Aurora’s expectations regarding the period during which we will qualify as an emerging growth company under the JOBS Act; the increased expenses associated with being a public company; and Better’s anticipated use of existing resources and the proceeds from the Business Combination.

There may be other risks not presently known to us or that we presently believe are not material that could also cause actual results to differ materially. Analysis and opinions contained in this communication may be based on assumptions that, if altered, can change the analysis or opinions expressed. In light of the significant uncertainties inherent in the forward-looking statements included in this communication, the inclusion of such forward-looking statements should not be regarded as a representation by us or any other person that the objectives and plans set forth in this report will be achieved, and you are cautioned not to place substantial weight or undue reliance on these forward-looking statements. These forward-looking statements speak only as of the date they are made and, Aurora and Better each disclaims any obligation, except as required by law, to update or revise forward-looking statements, whether as a result of new information, future events or otherwise.

No Offer or Solicitation

This Current Report on Form 8-K shall not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Business Combination. This Current Report on Form 8-K shall also not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

Item 9.01	Financial Statements and Exhibits.

(d)    Exhibits

The exhibits listed in the following Exhibit Index are filed as part of this Current Report.

Exhibit No.	Description

2.1	Amendment No. 3 to the Agreement and Plan of Merger, dated November 30, 2021, by and among Aurora Acquisition Corp., Aurora Merger Sub I, Inc. and Better HoldCo., Inc.

10.1	Bridge Note Purchase Agreement, dated November 30, 2021, by and among Aurora Acquisition Corp., Better HoldCo, Inc., and the persons and entities named therein.

10.2	Amendment No. 1 to the PIPE Subscription Agreement, dated November 30, 2021, by and among Aurora Acquisition Corp., SB Northstar LP, and Better HoldCo, Inc.

10.3	Amendment No. 1 to the Sponsor Subscription Agreement, dated November 30, 2021, by and among Aurora Acquisition Corp., Novator Capital Sponsor Ltd., BB Trustees SA, and Better HoldCo, Inc.

10.4	Termination Agreement, dated November 30, 2021, by and among Aurora Acquisition Corp., and Novator Capital Sponsor Ltd., and BB Trustees SA, as trustee of the Future Holdings Trust.

99.1	Joint Press Release, dated as of November 30, 2021.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Aurora Acquisition Corp.

By:	/s/ Arnaud Massenet
Name:	Arnaud Massenet
Title:	Chief Executive Officer

December 1, 2021